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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT:   JANUARY 7, 1997


                             MORRISON KNUDSEN CORPORATION
                    (formerly Washington Construction Group, Inc.)


                            Commission File Number 1-12054


                                A Delaware corporation

                      IRS Employer Identification No. 33-0565601


                      MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                     208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

    The Company has prepared for informational purposes an audited consolidated balance sheet as of September 11, 1996, the date on which Morrison Knudsen Corporation, a Delaware corporation (Commission File No. 1-8889), merged with and into the Company, which audited consolidated balance sheet is filed as
Exhibit 99.1 hereto and incorporated herein by this reference.

                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORRISON KNUDSEN CORPORATION


January 7, 1997                        By: /s/ Stephen G. Hanks
                                           --------------------------------
                                           Stephen G. Hanks
                                           Executive Vice President, Chief
                                           Legal Officer and Acting Chief
                                           Financial Officer